16. INCOME TAXES (Tables)	7 Months Ended	9 Months Ended
	Dec. 31, 2013	Sep. 30, 2014
Income Taxes Tables
Schedule of income tax reconciliation

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

Inception (June 5, 2013) to December 31, 2013
Deferred tax attributed:
Net operating loss carryover	$(241,727)
Less: change in valuation allowance	$(241,727)
Net deferred tax asset	$-

There was no significant difference between reportable income tax and statutory income tax.  A 100% valuation allowance has been established against the deferred tax asset, as the utilization of the loss carry-forwards cannot be reasonably assured. A reconciliation between the income taxes computed in the United States is as follows:

September 30, 2014 (unaudited)
Deferred tax asset	$1,321,359
Valuation allowance	(1,321,359)
$-
US federal income tax rate	34.00%
Valuation allowance	(34.00)%
Provision for income tax	0.00%